UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2015

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11811 N. Tatum Boulevard, Suite 2400

Phoenix, Arizona 85028

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2015, Sprouts Farmers Market, Inc. (the “Company” or “Sprouts”) issued a press release announcing its results of operations for its fourth fiscal quarter and year ended December 28, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information furnished in this Item 2.02, including Exhibit 99.1 attached hereto and incorporated herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The text of this Current Report on Form 8-K is available on the Company’s investor relations website located at http://investors.sprouts.com, although the Company reserves the right to discontinue that availability at any time.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Retirement of George G. Golleher from the Board of Directors

On February 25, 2015, George G. Golleher retired from the Board of Directors of Sprouts. Mr. Golleher’s retirement was not due to any disagreement with the Company or the Board of Directors on any matter relating to the Company’s operations, policies or practices.

(d)	Appointment of J. Douglas (“Doug”) Sanders to the Board of Directors

On February 25, 2015, the Company’s Board of Directors appointed Doug Sanders as a Class I Director of the Board to fill the vacancy created by Mr. Golleher’s retirement. Mr. Sanders, age 45, is Sprouts’ President and Chief Executive Officer, a position he has held since August 2012. Mr. Sanders joined Sprouts upon its founding in 2002 and served in roles of increasing responsibility before assuming the role of Chief Executive Officer and President, including President from 2011 to August 2012, President and Chief Operating Officer from 2005 to August 2011, Chief Administrative Officer from 2004 to 2005, and Vice President of Information Technology from 2002 to 2004.

Mr. Sanders will not initially serve on any of the committees of the Board. There are no arrangements between Mr. Sanders and any other person pursuant to which he was elected to serve as a director, and Mr. Sanders will not receive any additional compensation for his service on the Board.

A press release announcing Mr. Golleher’s retirement and Mr. Sanders’ appointment to the Board is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated February 25, 2015, entitled “Sprouts Farmers Market, Inc. Reports Fourth Quarter and Full Year 2014 Results”

99.2	Press release of Sprouts Farmers Market, Inc. dated February 25, 2015, entitled “Sprouts Farmers Market Appoints Doug Sanders to its Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: February 25, 2015	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated February 25, 2015, entitled “Sprouts Farmers Market, Inc. Reports Fourth Quarter and Full Year 2014 Results”

99.2	Press release of Sprouts Farmers Market, Inc. dated February 25, 2015, entitled “Sprouts Farmers Market Appoints Doug Sanders to its Board of Directors”